               REPLACEMENT CAPITAL COVENANT, dated as of October 3, 2006 (this "Replacement Capital Covenant"), by Citizens Banking Corporation, a Michigan corporation (together with its successors and assigns, the "Corporation"), in favor of and for the benefit of each Covered Debtholder (as defined below).

                                    RECITALS

               A. On the date hereof, the Corporation is issuing $150,010,000 aggregate principal amount of its 7.50% Junior Subordinated Debentures due 2066 (the "Subordinated Debentures") to Citizens Funding Trust I (the "Trust").

               B. On the date hereof, the Trust is issuing $150,000,000 aggregate liquidation amount of its 7.50% Enhanced Trust Preferred Securities (the "Trust Preferred Securities" and together with the Subordinated Debentures, the "Securities").

               C. This Replacement Capital Covenant is the "Replacement Capital Covenant" referred to in the Prospectus Supplement, dated September 26, 2006, relating to the Securities.

               D. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

               E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

               NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

               SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

               SECTION 2. Limitations on Redemption and Repurchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not redeem or repurchase, and no Subsidiary of the Corporation shall purchase, all or any part of the Securities prior to September 15, 2036 except to the extent that (a) the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve's capital guidelines applicable to bank holding companies and (b) the applicable redemption, repurchase or purchase price does not exceed the sum of the following amounts:

                  (i) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock; plus

                  (ii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable for Equity to Persons other than the Corporation and its Subsidiaries; plus

                  (iii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

               SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

               (a) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

                  (i) the Corporation shall identify each series of its and its Depository Institution Subsidiaries' then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

                  (ii) if only one series of the Corporation's then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

                  (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

                  (iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, and its Largest Depository Institution Subsidiary has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

                  (v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but its Largest Depository Institution Subsidiary has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

                  (vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause
         (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

                  (vii) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

               (b) Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation's or one of its Depository Institution Subsidiary's long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant, and in the Corporation's next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this
Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.

               SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earlier date (the "Termination Date") to occur of (i) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (ii) the date on which neither the Corporation nor any of its Depository Institution Subsidiaries has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

               (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if (i) such amendment eliminates Common Stock or Mandatorily Convertible Preferred Stock as a security or securities covered by clause (i) of Section 2 and the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation's earnings per share as calculated for financial reporting purposes or (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.

               (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

               SECTION 5. Miscellaneous. (a) THIS REPLACEMENT CAPITAL COVENANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person's rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

               (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

               Citizens Banking Corporation
               328 South Saginaw Street
               Flint, Michigan 48502
               Attention:  Thomas W. Gallagher
               Facsimile No:  (810) 768-4725

               IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

                                    CITIZENS BANKING CORPORATION


                                    By:  /s/ Thomas W. Gallagher
                                         -------------------------------------
                                         Name:  Thomas W. Gallagher
                                         Title: General Counsel and Secretary

                                                                      Schedule 1


                                   DEFINITIONS

               "Alternative Payment Mechanism" means, with respect to any securities or combination of securities (together in this definition, "such securities"), provisions in the related transaction documents requiring the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing not later than (i) the first Distribution Date on which the Corporation pays current Distributions on such securities or (ii) the fifth anniversary of the commencement of the deferral or other non-payment of Distributions on such securities, and that:

                  (a) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but require the issuer to pay deferred Distributions only pursuant to the terms of the Alternative Payment Mechanism;

                  (b) if deferral of Distributions continues for more than one year, require the Corporation not to repurchase Common Stock until at least one year after payment of deferred (and uncancelled) Distributions in accordance with the Alternative Payment Mechanism;

                  (c) notwithstanding sub-clause (a), if the Federal Reserve disapproves the issuer's sale of APM Qualifying Securities, permit the Corporation to pay Distributions (including deferred Distributions) from any source without a breach of its obligations under the transaction documents;

                  (d) if the Federal Reserve does not disapprove the Corporation's issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, permit the Corporation to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and

                  (e) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities to the amounts provided in the APM Qualifying Securities Caps;

provided (and it being understood) that:

                  (x) "eligible proceeds" means, for purposes of an Alternative Payment Mechanism, the net proceeds (after underwriters' or placement agents' fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, but in the case of APM Qualifying Securities that include non-cumulative perpetual preferred stock only up to the APM Qualifying Securities Cap set forth in clause
         (ii) of the definition thereof; and

                  (y) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities, or on such other basis as the Federal Reserve may approve.

                  "APM Qualifying Securities" means:

                  (a) Common Stock or rights to purchase Common Stock; and

                  (b) non-cumulative perpetual preferred stock, where either (i) the transaction documents include (x) provisions to the effect that, during periods as to which the Corporation has failed one or more financial tests, the Corporation may not pay Distributions on the non-cumulative perpetual preferred stock and (y) Intent-Based Replacement Disclosure or (ii) such non-cumulative perpetual preferred stock is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant, and in the case of both clause (i) and (ii) the transaction documents provide for no remedies as a consequence of non-payment of Distributions other than Permitted Remedies.

                  "APM Qualifying Securities Caps" mean:

                  (i) in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, aggregate proceeds from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) with respect to deferred Distributions attributable to the first five years of any deferral period exceeding an amount equal to 2% of the product of the average of the current stock market price of the Common Stock on the ten consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation's most recent publicly available consolidated financial statements (the "Common Cap"); and

                  (ii) in the case of APM Qualifying Securities that are non-cumulative perpetual preferred stock, aggregate proceeds from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) exceeding 25% of the principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the "Preferred Cap");

provided (and it being understood) that:

                  (a) once the Corporation reaches the Common Cap, it will not be required to issue more Common Stock or rights to purchase Common Stock under the Alternative Payment Mechanism with respect to deferred Distributions attributable to the first five years of any deferral period even if the amount referred to in clause (i) subsequently increases because of a subsequent increase in the current market price of Common Stock or the number of outstanding shares of Common Stock; and

                  (b) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the APM Qualifying Securities Caps.

               "Applicable Percentage" means one divided by (a) 50% with respect to any repayment, redemption or repurchase prior to September 15, 2016 and (b) 25% with respect to any repayment, redemption or repurchase after September 15, 2016.

               "Business Day" means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

               "Commission" means the United States Securities and Exchange Commission.

               "Common Stock" means common stock of the Corporation (including treasury shares of common stock and rights to acquire common stock issued pursuant to the Corporation's dividend reinvestment plan and employee benefit plans).

               "Corporation" has the meaning specified in the introduction to this instrument.

               "Covered Debt" means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

               "Covered Debtholder" means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or its Depository Institution Subsidiary during the period that such long-term indebtedness for money borrowed is Covered Debt.

               "Debt Exchangeable for Equity" means a security or combination of securities (together in this definition, "securities") that either (A):

                  (i) gives the holder a beneficial interest in (a) debt securities of the Corporation that are Non-Cumulative and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract;

                  (ii) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors within five years from the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;

                  (iii) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Non-Cumulative Preferred Stock;

                  (iv) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant, provided that such replacement capital covenant will apply to such security (or combination of securities) and to the Qualifying Non-Cumulative Preferred Stock and will not include Debt Exchangeable for Equity in the definition of "qualifying capital securities"; and

                  (v) after the issuance of such Qualifying Non-Cumulative Preferred Stock, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Preferred Stock; or

(B) combines trust preferred securities of a statutory trust sponsored by the Corporation with a right on the part of the Corporation to cause a third-party ("Third Party") to purchase Qualifying Non-Cumulative Preferred Stock or Common Stock, in a manner that includes the following terms:

                  (i) the trust preferred securities meet all of the requirements for "qualifying trust preferred securities" within the meaning assigned to such term in the risk-based capital guidelines of the Federal Reserve applicable to bank holding companies except that the maturity of the underlying junior subordinated notes issued by the Corporation may be as short as five years;

                  (ii) the transaction documents give the Corporation an enforceable right to require a Third Party to purchase Qualifying Non-Cumulative Preferred Stock or Common Stock by a date that (x) is not later than five years from the initial issuance and (y) is accelerated to an earlier date based on (I) the capital ratios of the Corporation or (II) the capital ratios of this Corporation as anticipated by the Federal Reserve;

                  (iii) the stated amount of the qualifying trust preferred securities that are a component of such securities at initial issuance thereof equals the liquidation preference of the Qualifying Non-Cumulative Preferred Stock that the Corporation may require the Third Party to purchase; and

                  (iv) such securities would be "qualifying mandatory convertible preferred securities" within the meaning assigned to such term in the Federal Reserve's risk-based capital guidelines applicable to bank holding companies.

               "Depository Institution Subsidiary" means any Subsidiary of the Corporation that is a depository institution within the meaning of 12 C.F.R.
Section 204.2(m).

               "Distribution Date" means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.

               "Distribution Period" means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

               "Distributions" means, as to a security or combination of securities, dividends, interest or other income distributions to the holders thereof that are not subsidiaries of the Corporation.

               "Eligible Debt" means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

               "Eligible Senior Debt" means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer's then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $50,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

               "Eligible Subordinated Debt" means, at any time in respect of any issuer, each series of the issuer's then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer's then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO),
(c) has an outstanding principal amount of not less than $50,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

               "Federal Reserve" means the Board of Governors of the Federal Reserve System, and any regional Federal Reserve Bank in which the Corporation owns stock.

               "Holder" means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

               "Initial Covered Debt" means the Corporation's $125,000,000 5.75% Subordinated Notes due 2013, CUSIP No. 174420AC3.

               "Intent-Based Replacement Disclosure" means, as to any security or combination of securities, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Corporation under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation will redeem or repurchase such securities only with the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date. Notwithstanding the use of the term "Intent-Based Replacement Disclosure" in the definitions of "APM Qualifying Securities" and "Qualifying Capital Securities", the requirement in each such definition that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

               "Largest Depository Institution Subsidiary" means, from time to time, the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Subordinated Debt; provided, however, that if no Depository Institution Subsidiary of the Corporation has outstanding a series of

Eligible Subordinated Debt, this term shall mean the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Senior Debt.

               "Mandatorily Convertible Preferred Stock" means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

               "Mandatory Trigger Provision" means, as to any security or combination of securities (together in this definition, "securities"), provisions in the terms thereof or of the related transaction agreements that
(A) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale at least equal the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that if the APM Qualifying Securities issued and sold are non-cumulative perpetual preferred stock the amount of the net proceeds of non-cumulative perpetual preferred stock which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 25% of the liquidation or principal amount of such securities, (B) if the APM Qualifying Securities are Common Stock or rights to acquire Common Stock, prohibit the issuer from repurchasing any Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (A) to pay such unpaid Distributions in full, and (C) upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Corporation, limit the claim of the holders of such securities (other than non-cumulative perpetual preferred stock) to Distributions that accumulate during a period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the stated or principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or rights to acquire Common Stock or (y) two years of accumulated and unpaid Distributions in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer's failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer's exercise of its right under an Optional Deferral and Forgiveness Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years. It is acknowledged that as of the date hereof the Federal Reserve has not permitted a Mandatory Trigger

Provision in a security or combination of securities issued by a bank holding company and treated as Tier 1 capital for the bank holding company.

               "Market Disruption Event" means the occurrence or existence of any of the following events or sets of circumstances:

                  (a) the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell APM Qualifying Securities and such consent or approval has not yet been obtained notwithstanding the Corporation's commercially reasonable efforts to obtain such consent or approval or the Federal Reserve instructs the Corporation not to sell or offer for sale APM Qualifying Securities at such time;

                  (b) trading in securities generally on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Common Stock and/or the Corporation's preferred stock is then listed or traded shall have been suspended or the settlement of such trading generally shall have been materially disrupted;

                  (c) a banking moratorium shall have been declared by the federal or state authorities of the United States such that market trading in the Common Stock and/or the Corporation's preferred stock has been disrupted or ceased;

                  (d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading in the Common Stock and/or the Corporation's preferred stock has been disrupted or ceased;

                  (e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading in the Common Stock and/or the Corporation's preferred stock has been disrupted or ceased;

                  (f) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the Corporation's reasonable judgment, impracticable or inadvisable to proceed with the offer and sale of APM Qualifying Securities; or

                  (g) an event occurs and is continuing as a result of which the offering document for such offer and sale of APM Qualifying Securities would, in the judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in the judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this subsection (vii) shall exceed 90 consecutive days and multiple suspension periods contemplated by this subsection (vii) shall not exceed an aggregate of 180 days in any 360-day period.

The definition of "Market Disruption Event" as used in any securities or combination of securities that constitute Qualifying Securities may include less than all of the paragraphs outlined above, as determined by the Corporation at the time of issuance of such securities, and in the case of clauses (a), (b),
(c) and (d), as applicable to a circumstance where the Corporation would otherwise endeavor to issue preferred stock, shall be limited to circumstances affecting markets where the Corporation's preferred stock trades or where a listing for its trading is being sought.

               "Measurement Date" means, with respect to any redemption, repurchase or purchase of Securities, the date six months prior to the delivery of notice of such redemption or the date of such repurchase or purchase.

               "Non-Cumulative" means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include (i) an Alternative Payment Mechanism and an Optional Deferral and Forgiveness Provision or (ii) a Mandatory Trigger Provision shall also be deemed to be "Non-Cumulative" securities for all purposes of this Replacement Capital Covenant other than the definition of "Qualifying Non-Cumulative Preferred Stock".

               "NRSRO" means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

               "Optional Deferral Provision" means, as to any securities, a provision in the terms thereof or of the related transaction agreements to the effect that the issuer of such securities may, in its sole discretion, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies.

               "Optional Deferral and Forgiveness Provision" means, as to any securities or combination of securities (together in this definition, "such securities"), a provision in the terms thereof or of the related transaction agreements to the following effect:

                  (a) the issuer of such securities may, in its sole discretion, or shall in response to a directive or order from the Federal Reserve, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, ten years, without any remedy other than Permitted Remedies and the obligation described in clause (b) below;

                  (b) if the issuer of such securities has exhausted its right to defer Distributions and no Market Disruption Event is continuing, an Alternative Payment Mechanism will apply;

                  (c) if deferral of Distributions on such securities continues for ten years and at the expiration of such ten-year period (i) no event of default or acceleration under any transaction document for such securities is continuing and (ii) due to the APM Qualifying Securities Caps the Corporation has been unable to raise sufficient proceeds from the sale of APM Qualifying Securities to pay all deferred Distributions on such securities attributable to the portion of the deferral period prior to the date on which the Corporation's obligation to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities under the Alternative Payment Mechanism became operative, then deferred and unpaid Distributions attributable to that portion of the deferral period will be permanently cancelled (provided, and it being understood that, cancellation of such deferred and unpaid Distributions shall occur only with respect to a single deferral period); and

                  (d) if the Corporation becomes subject to a bankruptcy, insolvency, receivership or similar proceeding prior to the redemption or repayment of such securities, the holders of such securities will have no claim for accrued and unpaid Distributions to the extent the amount thereof exceeds two years of Distributions on such securities.

Clauses (b), (c) and (d) of this definition shall have no effect for purposes of the use of this definition in the last sentence of the definition of "Mandatory Trigger Provisions".

               "Permitted Remedies" means, with respect to any securities, one or more of the following remedies:

                  (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

                  (b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as distributions on such securities, including unpaid distributions, remain unpaid.

               "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

               "Qualifying Capital Securities" means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity) that (a) qualify as Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve as then in effect and applicable to bank holding companies and (b) in the determination of the Corporation's Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

                  (i) in connection with any repayment, redemption or repurchase of Subordinated Debentures or Trust Preferred Securities on or prior to September 15, 2016:

                           (A) securities issued by the Corporation or its
                  Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon the liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 60 years and (4) either (x) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant (y) or have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure; or

                           (B) securities issued by the Corporation or its
                  Subsidiaries that (1) rank pari passu or junior to other preferred stock of the issuer, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant, (4) have an Optional Deferral Provision and (5) have a Mandatory Trigger Provision; or

                           (C) securities issued by the Corporation or its
                  Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have an Optional Deferral Provision;

                           (D) securities issued by the Corporation or its
                  Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative and (3)
                  (x) have no maturity or a maturity of at least 60 years and
                  (y) are subject to Intent-Based Replacement Disclosure;

                           (E) securities issued by the Corporation or its
                  Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 40 years and (4) either (x) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or
                  (y) have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure;

                           (F) securities issued by the Corporation or its
                  Subsidiaries that (1) rank senior to the Subordinated Debentures and junior to the Corporation's senior subordinated debt qualifying as Tier 2 capital upon a liquidation, dissolution or winding up of the Corporation thereof, (2) have an Optional Deferral Provision, (3) have a Mandatory Trigger Provision and (4) have no maturity or a maturity of at least 60 years;

                           (G) cumulative preferred stock issued by the
                  Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) (x) has no maturity or a maturity of at least 60 years and (y) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or

                           (H) other securities issued by the Corporation or its
                  Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Corporation either (x) pari passu with or junior to the Subordinated Debentures or (y) pari passu with the claims of the Corporation's trade creditors and junior to all of the Corporation's long-term indebtedness for money borrowed (other than the Corporation's long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (2) either
                  (x) have no maturity or a maturity of at least 40 years and have an Optional Deferral Provision, a Mandatory Trigger Provision and Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have a Mandatory Trigger Provision; or

                  (ii) in connection with any repayment, redemption or repurchase of Subordinated Debentures or Trust Preferred Securities at any time after September 15, 2016:

                           (A) all securities described under clause (ii) of
                  this definition;

                           (B) preferred stock issued by the Corporation that
                  (1) (x) has no maturity or a maturity of at least 60 years and
                  (y) is subject to Intent-Based Replacement Disclosure and (2) has an Optional Deferral Provision;

                           (C) securities issued by the Corporation or its
                  Subsidiaries that (1) rank pari passu with or junior to the Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure or (B) have no maturity or a maturity at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (3) have an Optional Deferral Provision;

                           (D) securities issued by the Corporation or its
                  Subsidiaries that (1) rank senior to the Subordinated Debentures and junior to the Corporation's senior subordinated debt qualifying as Tier 2 capital upon a liquidation, dissolution or winding up of the Corporation, (2) have an Optional Deferral Provision, (3) have a Mandatory Trigger Provision and (4) (x) have no maturity or a maturity at least 30 years and (y) are subject to Intent-Based Replacement Disclosure; or

                           (E) cumulative preferred stock issued by the
                  Corporation or its Subsidiaries that either (1) (x) has no maturity or a maturity of at least 60 years and (y) are subject to Intent-Based Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.

               "Qualifying Non-Cumulative Preferred Stock" means Non-Cumulative perpetual preferred stock of the Corporation or its Subsidiaries that ranks pari passu with or junior to all other outstanding preferred stock of the issuer.

               "Redesignation Date" means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $50,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

               "Replacement Capital Covenant" has the meaning specified in the introduction to this instrument.

               "Securities" has the meaning specified in Recital B.

               "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Subordinate Debentures" has the meaning specified in Recital A.

               "Subordinated Indenture" means the Junior Subordinated Indenture, dated October 3, 2006, between the Corporation and U.S. Bank National Association, as indenture trustee (the "Trustee"), as amended and supplemented by Supplement No. 1, dated October 3, 2006, between the Corporation and the Trustee.

               "Subsidiary" means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

               "Termination Date" has the meaning specified in Section 4(a).

               "Trust" has the meaning specified in Recital A.

               "Trust Preferred Securities" has the meaning specified in Recital B.